Exhibit 10.17

Amendment to Simple Agreement for Future Equity

This Amendment to Simple Agreement for Future Equity (this “Amendment”) is entered into as of February 14, 2022 (the “Amendment Effective Date”), by and among Holisto Ltd., a company organized under the laws of the State of Israel (the “Company”), and those certain Investors detailed on the signature page hereto (each an “Investor” and collectively the “Investors”). The Company and the Investors may also be referred to, collectively, as the “Parties” and separately as a “Party”.

WHEREAS	each of the Investors entered (on or around December 2021 – January 2022) into a Simple Agreement for Future Equity with the Company, which agreement is outstanding as of the date hereof (each such agreement a “Safe” and collectively the “Safes”); and

WHEREAS	the Parties wish to amend certain terms of the Safes, as provided in this Amendment, effective as of the Amendment Effective Date,

NOW THERFORE, the Parties agree as follows:

1.	Capitalized terms used herein, unless otherwise defined, shall have the meanings ascribed to them in the Safes.

2.	Amendments:

2.1	The definition of “Discount Rate” shall be amended as follows:

“The “Discount Rate” shall be 75%”.

2.2	The definition of “SPAC Conversion Price” shall be amended as follows:

““SPAC Conversion Price” means US$7.50.”

3.	Miscellaneous:

3.1	This Amendment constitutes an integral part of each Safe. This Amendment together with a Safe (as amended hereby) constitute the full and entire understanding and agreement between the Company and the applicable Investor who has executed such Safe, with regard to the subjects hereof and thereof.

3.2	In the event of any inconsistency or discrepancy between this Amendment and any Safe, the provisions of this Amendment shall prevail, govern and supersede in all respects.

3.3	All other terms of the Safes shall remain unchanged.

3.4	It is hereby agreed by each Investor and by Company, that upon the execution of this Amendment by a certain Investor and by Company, this Amendment shall become effective with respect to, and shall apply for all intents and purposes to, such Investor and the Company, as of such execution by them, irrespective of whether any other Investor has executed this Amendment or not. This Amendment does not require to be executed by all Investors in order to be effective with respect to the Parties who have executed it.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on the Amendment Effective Date:

THE COMPANY:

HOLISTO LTD.

By:

Name:

Title:

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed on the Amendment Effective Date:

THE INVESTORS:

[INVESTOR]

By:

Name:

Title: